UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2017 (May 24, 2017)

GROTE MOLEN, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-18958	20-1282850
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10615 Professional Circle, Suite 201, Reno, Nevada	89521
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:     (855) 807-8776

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 24, 2017, Grote Molen, Inc. (the "Company") completed its 2017 annual meeting of stockholders (the "Annual Meeting"). The number of shares of stock entitled to vote at the Annual Meeting was 34,662,438, or 68,716,800 votes, consisting of 30,878,620 shares of common stock and 3,783,818 shares of preferred stock, with each share of preferred stock entitled to 10 votes, (collectively, the "Voting Stock"). The number of shares of Voting Stock present or represented by valid proxy at the Annual Meeting was 25,447,692 shares. All matters submitted to a vote of the Company's stockholders at the Annual Meeting were approved, Robert Graham, John Hayes, Robert Lentz, J. Allen Kosowsky, Thomas Bruderman and Robert Zahm were elected as directors, and the shareholders elected to hold an annual advisory vote on executive compensation.

The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

(i) To elect six (6) directors, each of whom will be elected for a term of one year, or until the election and qualification of their successors.

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Robert Graham	37,755,912	0	0
John Hayes	37,755,912	0	0
Robert Lentz	37,755,912	0	0
J. Allen Kosowsky	37,755,912	0	0
Thomas Bruderman	37,755,912	0	0
Robert Zahm	37,755,912	0	0

(ii) To ratify the appointment of Pritchett, Siler & Hardy, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Votes Abstaining	Broker Non-Vote
37,755,912	0	0	0

(iii) To conduct a non-binding advisory vote on the Company's executive compensation.

Votes For	Votes Against	Votes Abstaining	Broker Non-Vote
37,163,752	0	592,160	0

(iv) To consider and vote upon on the frequency of future advisory votes on executive compensation.

Votes For One Year	Votes For Two Years	Votes For Three Years	Votes Abstaining	Broker Non-Vote
17,671,186	1,557,161	13,757,695	4,769,870	0

(v) To consider and vote upon an amendment to the Company's Articles of Incorporation to change the name of the Company from Grote Molen, Inc. to BlackRidge Technology International, Inc. with such name change to be effective at such time and date as determined by the Board of Directors in its sole discretion.

Votes For	Votes Against	Votes Abstaining	Broker Non-Vote
37,755,912	0	0	0

(vi) To authorize the new BlackRidge 2017 Incentive Share Plan and reserve 20,000,000 shares for said plan.

Votes For	Votes Against	Votes Abstaining	Broker Non-Vote
37,158,752	0	597,160	0

(vii) To consider and vote upon an amendment to the Company's Articles of Incorporation to increase the Company's authorized common stock (the "Common Stock") from 100,000,000 to 200,000,000 shares and to increase the Company's authorized preferred stock from 5,000,000 to 10,000,000 shares.

Votes For	Votes Against	Votes Abstaining	Broker Non-Vote
37,740,912	10,000	5,000	0

Item 7.01    Regulation FD Disclosure.

On May 30, 2017, the Company issued a press release announcing the results of the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
99.1	Press Release, dated May 30, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grote Molen, Inc.

Date: May 30, 2017	By:	/s/ Robert Graham
Robert Graham
Chief Executive Officer